                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

                               [AMENDMENT NO. ___]


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                  PH Group Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and O-11.

    1) Title of each class of securities to which transaction applies:

       ------------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:

       ------------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       ------------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:

       ------------------------------------------------------------------------
    5) Total fee paid:

       ------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:
                              -------------------------------------------------

    2) Form, Schedule or Registration Statement No.:
                                                    ---------------------------

    3) Filing Party:
                    -----------------------------------------------------------

    4) Date Filed:
                  -------------------------------------------------------------

                                  PH GROUP INC.
                            2365 SCIOTO HARPER DRIVE
                              COLUMBUS, OHIO 43204
                                 (614) 279-8877


                       1999 ANNUAL MEETING OF SHAREHOLDERS



                                                                  April 13, 1999


Dear Shareholder:

        You are invited to attend the 1999 Annual Meeting of Shareholders of PH Group Inc. which will be held at 5:30 p.m., Eastern Time, on May 4, 1999, at our corporate offices, 2365 Scioto Harper Drive, Columbus, Ohio. The matters on the meeting agenda are described in the Notice of 1999 Annual Meeting of Shareholders and Proxy Statement which accompany this letter.

        We hope you will be able to attend the Annual Meeting, but whatever your plans, we ask that you please complete, execute and date the enclosed proxy card and return it in the envelope provided so that your common shares will be represented at the Annual Meeting.


                                            Very truly yours,

                                            /s/Charles T. Sherman
                                            Charles T. Sherman, President

                                  PH GROUP INC.

                  NOTICE OF 1999 ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD MAY 4, 1999


TO THE SHAREHOLDERS OF
PH GROUP INC.:

        The Annual Meeting of Shareholders of PH Group Inc. (the "Company"), will be held at 2365 Scioto Harper Drive, Columbus, Ohio, on Tuesday, May 4, 1999, at 5:30 p.m., Eastern Time, for the following purposes:

        1.      To elect three directors to serve for terms of two years.

        2. To transact such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

        The Board of Directors has fixed the close of business on March 5, 1999, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment(s) thereof. A list of shareholders will be available for examination by any shareholder at the Annual Meeting.

        WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED.


                                      By Order of the Board of Directors,

                                      /s/Charles T. Sherman
                                      Charles T. Sherman
                                      President and Chief Executive Officer

Columbus, Ohio
April 13, 1999

                                  PH GROUP INC.

                       ----------------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                 MAY 4, 1999

                       ----------------------------------

                                 PROXY STATEMENT
                               DATED APRIL 13, 1999

                       ----------------------------------

                               GENERAL INFORMATION

        Solicitation. This Proxy Statement is furnished to the shareholders of PH Group Inc., an Ohio corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company of proxies to be voted at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on May 4, 1999 and any adjournment(s) thereof. This Proxy Statement and the accompanying proxy card are first being mailed to shareholders on or about April 13, 1999. The Annual Report to Shareholders of the Company for fiscal year ended December 31, 1998 (the "1998 fiscal year") is enclosed herewith.

        Voting Rights. Shareholders of record at the close of business on March 5, 1999 are entitled to notice of and to vote at the Annual Meeting. As of that date, there were 1,620,386 common shares of the Company issued and outstanding. Each shareholder of record on March 5, 1999 is entitled to one vote for each common share with respect to all matters which may be brought before the Annual Meeting. There is no cumulative voting in the election of directors.

        Authorization. All common shares represented by properly executed proxies received by the Company pursuant to this solicitation will be voted in accordance with the shareholder's directions specified on the proxy card. If no directions have been specified by marking the appropriate boxes on the accompanying proxy card, the common shares represented by the proxy will be voted in accordance with the recommendation of the Board of Directors, which is FOR the election of Bob Binsky, Michael W. Gardner and Terry L. Sanborn as directors of the Company. The proxy will also be voted at the discretion of the person acting under the proxy to transact such other business as may properly come before the Annual Meeting and any adjournment(s) thereof.

        Revocation. Any shareholder returning the accompanying proxy has the power to revoke it at any time before its exercise by giving written notice of revocation to the Company (addressed to the attention of the Secretary), by giving oral notice of revocation to the Company at the Annual Meeting, by duly executing and delivering to the Company a proxy card bearing a later date, or by voting in person at the Annual Meeting.

        Tabulation. Under Section 1701.51 of the Ohio Revised Code and the Company's Regulations, a quorum must be present at the Annual Meeting in order for any valid action, other than adjournment, to be taken thereat. The Regulations provide that a quorum consists of the holders of a majority of the common shares present in person or by proxy. Common shares represented by signed proxies that are returned to the Company will be counted toward the quorum in all matters even though they are marked as "Withhold Authority" regarding the election of directors or they are not marked at all. Broker/dealers, who hold their customers' common shares in street name, may, under the applicable rules of the self-regulatory organizations of which the broker/dealers are members, sign and submit proxies for such common shares and may vote the common shares on routine matters, which, under such rules, typically include the election of directors, but broker/dealers may not vote the common shares on other matters, which typically include amendments to the articles of incorporation or regulations of the Company and the approval of stock compensation plans, without specific instructions from the customer who owns the common shares. Proxies signed and submitted by broker/dealers which have not been voted on certain matters as described in the previous sentence are referred to as "broker non-votes". Broker non-votes will be counted for quorum purposes but will not be counted toward the election of directors or toward the election of the individual nominees specified on the proxy.

        Under Section 1701.55 of the Ohio Revised Code and the Regulations, directors are elected by a plurality of the votes for the respective nominees. Therefore, proxies that are marked "Withhold Authority" will not affect the election of directors.

                              ELECTION OF DIRECTORS

NOMINEES FOR ELECTION AS DIRECTORS

        Three members of the Board of Directors of the Company will be elected at the Annual Meeting. Directors elected at the Annual Meeting will hold office for terms of two years or until their successors are duly elected and qualified. The nominees of the Board of Directors for such positions are identified below. The Company has no reason to believe that any of the nominees named below will not stand for election or serve as a director if elected. In the event any person nominated fails to stand for election, the proxies will be voted for the election of such other person as is designated by the directors.

BUSINESS EXPERIENCE

        Nominees of the Board of Directors for Election at the 1999 Annual
Meeting

        BOB BINSKY, age 59, has served as a director of the Company since 1993. Since 1985, Mr. Binsky has been President of TR Sport, Inc., a distributor of maternity garments to the retail trade. Mr. Binsky has served as Chairman of the Board of Cable Link, Inc., a cable television refurbisher, since July 31, 1995 and has served as a director of Cable Link, Inc. since 1992. Mr. Binsky first joined Cable Link, Inc. as a consultant and Executive Vice President on October 1, 1992. On October 18, 1994, Mr. Binsky assumed the duties of Chief Executive Officer of Cable Link, Inc. Mr. Binsky also serves on the Board of Directors of Kahiki Foods, Inc., a restaurant and food products retailer, and on the advisory board of Regional Reps of Cleveland.

        MICHAEL W. GARDNER, age 48, has served as a director of the Company since 1996. Since July 1998, Mr. Gardner has served as Vice President Special Press Group of the Company. From October 1996 until July 1998, Mr. Gardner served as Vice President of Manufacturing of the Company. From 1987 until October 1996, Mr. Gardner served as Vice President of Manufacturing of PH Hydraulics and Automation, Inc. ("PH Hydraulics"), the wholly-owned subsidiary of the Company that was merged into the Company in October 1996.

        TERRY L. SANBORN, age 56, has served as a director of the Company since 1991. From 1993 to 1997, Mr. Sanborn served as Chief Operating Officer of Medex, Inc., a medical device manufacturing company. Since his retirement from Medex, Inc. in 1997, Mr. Sanborn has been a business consultant and advisor.

        Directors Whose Terms Continue until the 2000 Annual Meeting

        ALIDA L. BREEN, age 51, has served as a director of the Company since 1996. Since 1979, she has been the Vice President-Finance of Ohio Transmission & Pump Co., a distributor of industrial products.

        CHARLES T. SHERMAN, age 53, has served as a director of the Company since 1987. Mr. Sherman was elected President of the Company in May 1996. From 1987 until 1996, Mr. Sherman served as Vice President of Operations of the Company and as President of PH Hydraulics.

        M. RICHARD SULSER, age 50, was appointed as a director of the Company on January 26, 1999 to fill the vacancy created by the resignation of David H. Montgomery, for the remainder of the unexpired term. Since 1978, Mr. Sulser has been President of Sulser and Associates, Inc., a company which represents various manufacturers.

EXECUTIVE OFFICERS OF THE COMPANY

        All of the executive officers of the Company are named above, except Kenneth P. Furlong, Treasurer of the Company.

        KENNETH P. FURLONG, age 45, has been Treasurer of the Company since November 1997. From 1977 to 1997, Mr. Furlong was employed as Supervisor, Cost Accounting by The Marion Power Shovel Company, a manufacturer of surface mining equipment.

MEETINGS OF BOARD OF DIRECTORS

        The Board of Directors held seven meetings during the 1998 fiscal year, and each of the directors attended at least 75 percent of the aggregate of the total number of meetings held by the Board of Directors and the total number of meetings held by all committees (if any) on which he or she served, in each case during the period he or she served.

COMMITTEES

        The Company has a standing Audit Committee, Compensation Committee and Nominating Committee.

        The Audit Committee recommends the firm to be employed by the Company as its independent auditors; consults with the firm so chosen to be the independent auditors with regard to the plan of audit; reviews, in consultation with the independent auditors, their report of audit, or proposed report of audit, and the accompanying management letter, if any; and consults with the independent auditors with regard to the adequacy of the internal accounting controls. The Audit Committee held two meetings during the 1998 fiscal year. The Audit Committee currently consists of Alida L. Breen (Chairman), Terry L. Sanborn and Bob Binsky.

        The Nominating Committee recommends candidates to fill vacancies on the Board of Directors. The current purpose of the Nominating Committee is not to consider nominees recommended by shareholders. Instead, the Nominating Committee simply nominates directors to fill vacancies created from time to time on the Board of Directors. The Nominating Committee did not hold any meetings during the 1998 fiscal year. The Nominating Committee currently consists of the entire Board of Directors, with Charles T. Sherman serving as Chairman.

        The Compensation Committee establishes the compensation of all employees and consultants of the Company, administers and interprets the Company's 1997 Stock Incentive Plan and takes any action that is permitted to be taken by a committee of the Board of Directors under the terms of such plan, including the granting of options. The Compensation Committee held one meeting during the 1998 fiscal year. The Compensation Committee currently consists of Terry L. Sanborn (Chairman), Alida L. Breen and M. Richard Sulser.

                  SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS,
                   DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

        The following table sets forth, as of March 5, 1999, certain information with respect to the beneficial ownership of common shares by (i) each person, including any group of persons, known to the Company to be the beneficial owner of more than five percent of the outstanding common shares, (ii) each director or nominee for election as a director of the Company, (iii) the executive officers identified in the Summary Compensation Table, and (iv) the Company's directors and executive officers as a group:

       NAME AND ADDRESS OF                     AMOUNT AND NATURE OF
        BENEFICIAL OWNER                       BENEFICIAL OWNER (1)           PERCENT OF CLASS
        ----------------                       --------------------           ----------------
Phoenix Management, Ltd. (2)                         382,500 (2)(3)                  23.6%

Charles T. Sherman, Director                         231,097 (3)(4)                  13.9%
  and Chief Executive Officer (4)

Bob Binsky, Director (5)                             164,792 (3)(5)(6)               10.0%

Theodore P. Schwartz (7)                             116,435 (3)(7)                   7.2%

       NAME AND ADDRESS OF                     AMOUNT AND NATURE OF
        BENEFICIAL OWNER                       BENEFICIAL OWNER (1)           PERCENT OF CLASS
        ----------------                       --------------------           ----------------
Michael W. Gardner, Director                          28,750 (3)(8)                   1.7%
  and Vice President Special Press
  Group (8)

Kenneth J. Warren (9)                                 13,500 (3)(9)                   (10)

Alida L. Breen, Director (11)                         14,500 (6)(11)                  (10)

Terry L. Sanborn, Director (12)                       28,250 (6)(12)                  1.7%

M. Richard Sulser, Director (13)                       4,000 (6)(13)                  (10)

All directors and executive                          471,739 (5)                     27.2%
  officers as a group (seven persons)

Phoenix and its Members                              737,074 (14)                    42.6%

-------------------

(1) Unless otherwise indicated, the beneficial owner has sole voting and investment power over these common shares subject to the spousal rights, if any, of the spouses of those beneficial owners who have spouses. Under the rules of the Securities and Exchange Commission (the "SEC"), options which become exercisable within 60 days of March 5, 1999 are deemed to be currently exercisable options and the holder thereof is deemed to beneficially own the underlying common shares.

(2) The address of Phoenix Management, Ltd. ("Phoenix") is c/o Charles T. Sherman, 2365 Scioto Harper Drive, Columbus, Ohio 43204. The members of Phoenix, an Ohio limited liability company, and their percentages of ownership in Phoenix, are Bob Binsky (28.5 percent), Michael W. Gardner (5 percent), Theodore
P. Schwartz (31.667 percent), Charles T. Sherman (31.667 percent) and FSW Investments LLC (3.167 percent) (collectively, the "Members"). Includes (a) 215,000 common shares owned outright by Phoenix, (b) 67,500 common shares as to which Phoenix has the right to acquire (by virtue of assignment) but has yet to purchase under the agreements dated September 11, 1996, to purchase common shares from Lyman Brownfield, Candace Brownfield, Charlotte Brownfield (a.k.a. Charlotte Huddle), individually and as Trustee of the Candace Brownfield Trust, and Diane McBee (collectively, the "Brownfield Agreements"), and as to which Phoenix has the power to vote by proxy, and (c) 100,000 common shares as to which Phoenix has the right to acquire (by virtue of assignment) but has yet to purchase under the agreement, dated June 6, 1996, to purchase common shares from Paul M. Gillmor (the "Gillmor Agreement"). As to the 100,000 common shares covered by the Gillmor Agreement, Mr. Sherman and Mr. Schwartz, individually, have the power to vote by proxy; therefore, such 100,000 common shares are also reported as beneficially owned by each of Mr. Schwartz and Mr. Sherman individually.

(3) Each Member shares the power to vote or direct the voting and to dispose or direct the disposition of the 215,000 block of common shares owned outright by Phoenix by virtue of each Member being a member in Phoenix. Each of the Members also shares the power to vote or direct the voting of the 67,500 common shares as to which Phoenix has the power to vote by proxy. By virtue of assignment, Phoenix has the right to acquire the 67,500 block of common shares under the Brownfield Agreements and the right to acquire the 100,000 block of common shares under the Gillmor Agreement. Until the purchase of the 100,000 block of common shares from Mr. Gillmor, Mr. Sherman and Mr. Schwartz share the power to vote such common shares by virtue of a proxy granted by Mr. Gillmor, and such common shares are also reported as beneficially owned by each of Mr. Schwartz and Mr. Sherman. The common shares listed as beneficially owned by each Member individually are exclusive of the common shares such Member may be deemed to indirectly beneficially owned by virtue of his membership interest in Phoenix.

(4) Mr. Sherman's address is c/o PH Group Inc., 2365 Scioto Harper Drive, Columbus, Ohio 43204. Includes 90,747 common shares owned outright by Mr. Sherman, 100 common shares owned jointly by Mr. Sherman and his wife as to which they share voting and dispositive power, and 40,000 common shares subject to currently exercisable options. Also includes 100,000 common shares with respect to which Mr. Sherman and Mr. Schwartz share the power to vote by virtue of a proxy granted by Mr. Gillmor. Such common shares are also reported as beneficially owned by Mr. Schwartz. Mr. Sherman's wife has sole voting and dispositive power with respect to 250 common shares reported as beneficially owned by Mr. Sherman. Mr. Sherman is a Member of Phoenix.

(5) Mr. Binsky's address is c/o Cable Link, Inc., 280 Cozzins Street, Columbus, Ohio 43215. Includes 136,792 common shares owned outright by Mr. Binsky and 28,000 common shares subject to currently exercisable options. Mr. Binsky is a Member of Phoenix.

(6) Does not include 250 common shares which the director will have the right to receive at the Annual Meeting as additional director's compensation. See "COMPENSATION OF MANAGEMENT - Compensation of Non-Employee Directors."

(7) Mr. Schwartz's address is 3817 Lyon Drive, Columbus, Ohio 43220. Includes 16,435 common shares owned outright by Mr. Schwartz. Also includes 100,000 common shares with respect to which Mr. Schwartz and Mr. Sherman share the power to vote by virtue of a proxy granted by Mr. Gillmor. Such common shares are also reported as beneficially owned by Mr. Sherman. Mr. Schwartz is a Member of Phoenix.

(8) Mr. Gardner's address is c/o PH Group Inc., 2365 Scioto Harper Drive, Columbus, Ohio 43204. Includes 1,250 common shares jointly owned by Mr. Gardner and his wife as to which they share voting and dispositive power. Also includes 27,500 common shares subject to currently exercisable options. Mr. Gardner is a Member of Phoenix.

(9) Mr. Warren's address is 5920 Cromdale Drive, Suite 1, Dublin, Ohio 43017. Includes 250 common shares owned outright by Mr. Warren and 13,250 common shares subject to currently exercisable options. Does not include 250 common shares which Mr. Warren will have the right to receive at the Annual Meeting as additional compensation.

(10) Less than 1 percent.

(11) Ms. Breen's address is c/o Ohio Transmission & Pump Co., 666 Parsons Avenue, Columbus, Ohio 43215. Includes 2,750 common shares owned outright by Ms. Breen, and 11,750 common shares subject to currently exercisable options.

(12) Mr. Sanborn's address is 983 Loch Ness, Worthington, Ohio 43085. Includes 25,250 common shares which Mr. Sanborn owns outright, and 3,000 common shares subject to currently exercisable options.

(13) Mr. Sulser's address is c/o Sulser and Associates, Inc., 77 East Wilson Bridge Road, Worthington, Ohio 43085. Includes 1,000 common shares which Mr. Sulser owns outright and 3,000 common shares subject to currently exercisable options.

(14) Includes all common shares reported as beneficially owned by Phoenix and all common shares reported as beneficially owned individually by the Members, except that the 100,000 common shares listed as beneficially owned by each of Phoenix, Mr. Sherman and Mr. Schwartz are included only once. Under the Operating Agreement of Phoenix which expires December 31, 2016, (i) the common shares owned by Phoenix are voted in accordance with the vote of a majority in interest of its Members, and (ii) the Members are obligated to vote common shares owned by them individually in the same manner as the common shares voted by Phoenix.

                           COMPENSATION OF MANAGEMENT

SUMMARY COMPENSATION TABLE

        The following table shows, for the last three fiscal years, cash compensation and other benefits paid or provided by the Company to the chief executive officer of the Company and the only other executive officer of the Company whose salary and bonus totaled more than $100,000 during the 1998 fiscal year. All dollar amounts are rounded to the nearest whole dollar.

                                                                Long Term Compensation
                                                                ----------------------
                                                                        Awards
                                         Annual Compensation            ------
                                         --------------------       Common Shares             All Other
 Name and Principal Position     Year    Salary($)   Bonus($)   Underlying Options (#)    Compensation($)
 ---------------------------     ----    ---------   --------   ----------------------    ---------------
Charles T. Sherman               1998     $165,000    $50,000          25,000                 $27,854 (2)
  President (1)                  1997     $150,000    $25,000          12,500 (3)             $27,854
                                 1996     $104,756    $13,965               0                    --

Michael W. Gardner               1998     $ 95,300    $10,000          10,000                    --
  Vice President Special         1997     $ 76,000    $ 7,000               0                    --
  Press Group (4)                1996     $ 58,800    $ 5,000          25,000 (3)                --

-------------------

(1) Mr. Sherman became President of the Company on May 28, 1996. Prior to that time, he served as President of PH Hydraulics, the wholly-owned subsidiary of the Company that was merged into the Company in October 1996.

(2) Represents premiums paid by the Company for an insurance policy on the life of Mr. Sherman in the face amount of $425,000 pursuant to a Split Dollar Agreement entered into on September 11, 1997.

(3) Reflects adjustment for five-for-four share split on January 2, 1998.

(4) Mr. Gardner has served as Vice President Special Press Group of the Company since July 1998. From October 1996 until July 1998, he served as Vice President of Manufacturing of the Company. Prior to that time, he served as Vice President of Manufacturing of PH Hydraulics.


OPTION GRANTS IN LAST FISCAL YEAR

        The following table sets forth information concerning the grants of options made under the Company's 1997 Stock Incentive Plan (the "1997 Plan") during the 1998 fiscal year to the executive officers named in the Summary Compensation Table:

                         Number of
                       Common Shares          % of Total
                         Underlying         Options Granted
                          Options           to Employees in    Exercise Price
       Name           Granted (#) (1)         Fiscal Year         ($/Share)       Expiration Date
       ----           ---------------         -----------         ---------       ---------------
Charles T. Sherman         25,000                42.3%              $3.06         January 20, 2008
Michael W. Gardner         10,000                16.9%              $3.06         January 20, 2008

-------------------

(1) These options vest in four equal annual installments beginning on January 21, 1999; however, each of these options becomes fully exercisable in the event of certain defined changes-in-control of the Company.

OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

        The following table sets forth certain information concerning the options exercised during, and the unexercised options held as of the end of, the 1998 fiscal year by the executive officers named in the Summary Compensation
Table:

                                                                 Number of Common Shares             Value of Unexercised
                        Common                                    Underlying Unexercised             In-the-Money Options
                        Shares                                 Options at Fiscal Year-End(#)     at Fiscal Year-End ($)(1)(2)
                       Acquired                                -----------------------------    -------------------------------
       Name          on Exercise (#)   Value Realized ($)(1)   Exercisable     Unexercisable    Exercisable       Unexercisable
------------------   ---------------   ---------------------   -----------     -------------    -----------       -------------
Charles T. Sherman        2,500               $5,500              33,750           25,000         $16,625              $0
Michael W. Gardner            0                  N/A              25,000           10,000         $ 9,500              $0

-------------------

(1) Rounded to nearest whole dollar.

(2) "Value of Unexercised In-the-Money Options at Fiscal Year-End" is based upon the fair market value of the Company's common shares on December 31, 1998 ($1.50) less the exercise price of in-the-money options at the end of the 1998 fiscal year.

EMPLOYMENT AGREEMENT

        Charles T. Sherman entered into an Employment Agreement with the Company effective January 23, 1997 (the "Employment Agreement") whereby Mr. Sherman agreed to be employed by the Company as its President and Chief Executive Officer for a term ending December 31, 2001, continuing thereafter on a year-to-year basis until terminated by either party upon six months' notice prior to December 31 of the year in which such party intends to have the Employment Agreement terminate. Mr. Sherman is to receive a salary of $150,000 per year which may be increased or decreased by the Board of Directors (but not below $150,000 per year), such annual bonus as the Board deems appropriate, and such employee benefits as are generally available to all executives of the Company. If Mr. Sherman's employment is terminated for any reason other than for "cause", his voluntary resignation, his death or his disability, Mr. Sherman will continue to receive his base salary in effect at such time until the earlier of the start of Mr. Sherman's employment with another employer, or 12 months from the date of such termination; provided, that if Mr. Sherman's new employment results in an annual base salary less than the annual base salary he received at the time of termination of his employment with the Company, the monthly difference (net of applicable taxes, if any) will be paid by the Company to Mr. Sherman for any month that he was so employed during the period of 12 months from the date of termination of his employment with the Company. If Mr. Sherman's employment is terminated for "cause" (as defined in the Employment Agreement) or if he voluntarily resigns, his salary and benefits will immediately cease. If Mr. Sherman's employment is terminated by reason of his death or disability, his salary, benefits and other payments (not required by statute to continue) will cease; however, the Company will provide such health, dental and similar insurance or benefits as were being provided to Mr. Sherman, immediately before such termination of employment, to Mr. Sherman or his family for a period of 12 months on the same terms and conditions. The terms of any then-existing benefit plan or stock option plan concerning the effect of a termination of employment will control the benefits or stock options covered thereby. As contemplated by the Employment Agreement, Mr. Sherman was granted an option to purchase 12,500 common shares for $1.36 per share, the average of the closing bid and asked prices of the common shares on January 23, 1997 (as adjusted for the 5-for-4 stock split distributed on January 2, 1998). The Employment Agreement provides that Mr. Sherman, during the term of employment and for three years thereafter, will not compete with the Company.

COMPENSATION OF NON-EMPLOYEE DIRECTORS

        Non-employee directors receive a fee of $500 for each board meeting attended and $200 for each committee meeting attended, unless the director is a chair of the committee, in which case the fee is $450 per committee meeting attended. On January 21, 1998, the Board determined to increase the fees paid to non-employee directors by authorizing the issuance of 250 common shares to each non-employee director on the date of each annual meeting of shareholders.

        The non-employee directors are also eligible to receive options under the 1997 Plan. On the date of each annual meeting, an option covering 5,000 common shares will be granted automatically to each person who is first elected as a non-employee director at such meeting.

Each person who is first appointed as a non-employee director to fill a vacancy on the Board is automatically granted an option covering a number of common shares equal to 5,000 multiplied by a fraction, the numerator of which equals the number of whole months remaining in the term for which the director is appointed and the denominator of which is 24. If a new director receives an option under the 1997 Plan and is not the beneficial owner of at least 1,000 common shares as of the first annual meeting following his election or appointment, the director is required to exercise such option with respect to at least 1,000 common shares on the date of such annual meeting, subject to compliance with all applicable laws, rules and regulations. In addition, an option will be granted automatically to each person whose term of office as a non-employee director expires on such date or continues through such annual meeting or who is re-elected for a subsequent term on such meeting date. The number of common shares underlying these options is based upon the increase in the Company's total income before taxes each year, and ranges from 0 to 3,000 common shares. Each option granted to a non-employee director has and will have an exercise price equal to the fair market value of a common share on the date of grant or with respect to options granted based on the increase in the Company's total income before taxes, on the date of the annual meeting of shareholders of the Company occurring during the applicable Performance Year, as defined in the 1997 Plan. Each option is subject to the vesting schedule outlined in the 1997 Plan. Each option will lapse and cease to be exercisable upon the earliest to occur of: (a) ten years from the grant date; (b) nine months after the option holder ceases to be a director because of death or disability; (c) immediately upon resignation of the option holder as a director; and (d) one year after the option holder ceases to be a director for any reason other than death, disability or resignation. Directors employed by the Company do not receive any separate compensation for their services as directors.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        On April 29, 1997, the Company acquired substantially all of the operating assets of St. Lawrence Press Company, Inc. The Company paid an aggregate fee of $85,000 to Phoenix in exchange for certain services provided by Phoenix and its Members in connection with the acquisition that were outside of the scope of the customary duties of the officers and directors of the Company, including negotiating in furtherance of the transaction, examining financing alternatives and providing collateral for use in obtaining financing. The Members of Phoenix are Bob Binsky, Michael W. Gardner and Charles T. Sherman, all directors of the Company; FSW Investments LLC (as assignee of Kenneth J. Warren, general counsel of the Company); and Theodore P. Schwartz, a former director of the Company. See "SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS, DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS."

        M. Richard Sulser, a director of the Company, is President of Sulser and Associates, Inc., which served as a manufacturer's representative for the Company in 1998 and 1997 and continues to so serve in 1999. The Company paid Sulser and Associates, Inc. $222,699 and $158,601 for such services in 1998 and 1997, respectively.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who own more than 10 percent of the

Company's common shares, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10 percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

        Based solely on its review of the copies of such forms received by it, the Company believes that, with respect to transactions occurring during the 1998 fiscal year, all filing requirements applicable to its executive officers, directors and greater than 10 percent shareholders were complied with. During the 1998 fiscal year, each of the Members of Phoenix (Bob Binsky, Charles T. Sherman, Theodore P. Schwartz, Michael W. Gardner and Kenneth J. Warren) filed late one report covering the entering into of the Brownfield Agreements on September 11, 1996 and the Gillmor Agreement on June 6, 1996; and Kenneth P. Furlong filed late one report covering his initial Form 3 holdings.

             NOTIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

        At a meeting held on July 10, 1998, the Board of Directors of the Company agreed to dismiss, effective July 21, 1998, the accounting firm of Greene & Wallace, Inc., which had served as independent public accountants for the Company prior to and until July 21, 1998. At the same meeting, the Company agreed to appoint the accounting firm of Deloitte & Touche LLP to serve as independent public accountants for the Company effective July 21, 1998. The decision to change accountants was recommended by the Audit Committee of the Board of Directors, and approved by the Board.

        The reports of Greene & Wallace, Inc. on the financial statements for the fiscal years ended December 31, 1997 and December 31, 1996 contained no adverse opinion or disclaimer of opinion and neither of such reports was qualified or modified as to uncertainty, audit scope or accounting principles.

        There were no disagreements between the Company and Greene & Wallace, Inc. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, during the fiscal years ending December 31, 1997 and December 31, 1996, or in the interim period of January 1, 1998 through July 21, 1998, which disagreements, if not resolved to the satisfaction of Greene & Wallace, Inc., would have caused it to make a reference to the subject matter of the disagreements in connection with its report.

        The Board of Directors of the Company has selected Deloitte & Touche LLP to serve as independent public accountants for the Company for the 1999 fiscal year. A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement if he so desires and is expected to be available to respond to appropriate questions of shareholders.

                                 OTHER BUSINESS

        The Board of Directors does not intend to present, and has no knowledge that others will present, any other business at the Annual Meeting. If, however, any other matters are properly brought before the Annual Meeting, it is intended that the person named in the enclosed proxy will vote the common shares represented thereby in accordance with his best judgment.

                         COST OF SOLICITATION OF PROXIES

        The cost of this solicitation will be paid by the Company. Proxies will be solicited by mail and may be further solicited, for no additional compensation, by officers, directors or employees of the Company by further mailing, by telephone or by personal contact. The Company may request persons holding common shares in their names for others to forward soliciting materials to their principals to obtain authorization for the execution of proxies, and the Company will reimburse such persons for their expenses in so doing.

                  SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

        Proposals of shareholders intended to be presented at the 2000 Annual Meeting of Shareholders must be received by the Company no later than December 15, 1999, to be included in the Company's proxy, notice of meeting and proxy statement related to that Annual Meeting. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with applicable rules and regulations promulgated by the SEC. A shareholder who may be interested in submitting such a proposal is advised to contact legal counsel familiar with the detailed requirements of the applicable rules and regulations.

        The SEC has promulgated rules relating to the exercise of discretionary voting authority pursuant to proxies solicited by the Company's Board of Directors. If a shareholder intends to present a proposal at the 2000 Annual Meeting of Shareholders and does not notify the Company of the proposal by February 28, 2000, the proxies solicited by the Company's Board of Directors for use at the 2000 Annual Meeting may be voted on the proposal without any discussion of the proposal in the Company's proxy statement for that Annual Meeting.

        In each case, written notice must be given to the President of the Company, whose name and address are: Charles T. Sherman, President, PH Group Inc., 2365 Scioto Harper Drive, Columbus, Ohio 43204.

                                   FORM 10-KSB

        THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON THE REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998, INCLUDING FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, AS FILED WITH THE SEC. REQUESTS FOR COPIES OF SUCH REPORT SHOULD BE DIRECTED TO MISSY JACOB, VICE PRESIDENT - CORPORATE DEVELOPMENT, 2365 SCIOTO HARPER DRIVE, COLUMBUS, OHIO 43204.

                                  PH GROUP INC.

       PLEASE MARK YOUR VOTE IN THE FOLLOWING MANNER USING DARK INK ONLY.    [X]

         THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF ALL NOMINEES NAMED IN
ITEM 1.

         1.       ELECTION OF DIRECTORS FOR TERMS OF TWO YEARS.

         NOMINEES: Bob Binsky, Michael W. Gardner and Terry L. Sanborn

         [ ] FOR All        [ ] WITHHOLD All        [ ] FOR All Except


(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW:

--------------------------------------------------------------------------------
                              Nominee Exception(s)

         In his discretion, the Proxy is authorized to vote upon such other matters (none known at the time of solicitation of this Proxy) as may properly come before the Annual Meeting or any adjournment(s) thereof.

         The undersigned hereby acknowledges receipt with this Proxy of a copy of the Notice of Annual Meeting and Proxy Statement dated April 13, 1999 and a copy of the Company's 1998 Annual Report to Shareholders.

                                    Dated:                               , 1999
                                           ------------------------------


                                    -------------------------------------------
                                                     (Signature)


                                    -------------------------------------------
                                             Signature (if held jointly)

IMPORTANT: Please sign exactly as name or names appear hereon. When common shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Corporations should sign in their full corporate name by their president or other authorized officer. If a partnership or other entity, please sign in partnership or entity name by an authorized person.

                                  PH GROUP INC.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

        The undersigned hereby appoints Charles T. Sherman, with full power of substitution, as proxy for the undersigned and hereby authorizes him to represent and to vote, as designated below, all of the common shares of PH Group Inc. (the "Company") held of record by the undersigned on March 5, 1999, at the Annual Meeting of Shareholders to be held on May 4, 1999, or any adjournment(s) thereof, with all the power the undersigned would possess if present in person.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED TO ELECT ALL NOMINEES LISTED IN ITEM 1 AS DIRECTORS OF THE COMPANY. IF ANY OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) THEREOF, OR IF A NOMINEE FOR ELECTION AS A DIRECTOR NAMED IN THE PROXY STATEMENT IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, THE COMMON SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXY ON SUCH MATTERS OR FOR SUCH SUBSTITUTE NOMINEE(S) AS THE DIRECTORS MAY RECOMMEND.

         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                  (Continued and to be signed on reverse side.)